FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 30, 2001
                                                           -------------

                          CHARTER COMMUNICATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
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         (State or Other Jurisdiction of Incorporation or Organization)

               000-27927                           43-1857213
         --------------------                ----------------------
        Commission File Number        (Federal Employer Identification Number)

             12444 Powerscourt Drive - Suite 400
                     St. Louis, Missouri                      63131
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        (Address of Principal Executive Offices)            (Zip Code)

       (Registrant's telephone number, including area code) (314) 965-0555



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ITEM 5. OTHER EVENTS.

On June 30, 2001, we completed the closing of previously announced cable-system transactions with AT&T Broadband, resulting in a net addition of approximately 554,000 customers for a purchase price consisting of $1.75 billion in cash and cable systems valued at $24 million. A copy of the press release of Charter Communications, Inc. is being filed as Exhibit 99.1 with this report.


ITEM 7. EXHIBIT.

99.1     Press release dated July 2, 2001.*

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*    filed herewith




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CHARTER COMMUNICATIONS, INC.,
                                            Registrant




Dated: July 6, 2001                         By: /s/ KENT D. KALKWARF
                                            ------------------------------------
                                            Name: Kent D. Kalkwarf
                                            Title: Executive Vice President and
                                            Chief Financial Officer (Principal
                                            Financial Officer and Principal
                                            Accounting Officer)



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                                  EXHIBIT INDEX



EXHIBIT NUMBER        DESCRIPTION
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99.1                  Press release dated July 2, 2001.